STEIN ROE INTERNATIONAL FUND

                        ANNUAL REPORT o SEPTEMBER 30,2002



[logo]:
STEIN ROE
MUTUAL FUNDS

Contents


From the President                                             1
----------------------------------------------------------------

Performance Summary                                            2
----------------------------------------------------------------

Portfolio Managers' Report                                     3
----------------------------------------------------------------

Investment Portfolio                                           7
----------------------------------------------------------------

Financial Statements                                          12
----------------------------------------------------------------

Notes to Financial Statements                                 15
----------------------------------------------------------------

Financial Highlights                                          24
----------------------------------------------------------------

Report of Independent Accountants                             26
----------------------------------------------------------------

Unaudited Information                                         27
----------------------------------------------------------------

Trustees                                                      28
----------------------------------------------------------------

Officers and Transfer Agent                                   34
----------------------------------------------------------------


     o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE


For daily performance updates, please visit libertyfunds.com. Must be preceded or accompanied by a prospectus.

From the President


[photo of Keith T. Banks]


Dear Shareholder:

     Stock markets around the world declined over the past year as the recession and market decline that began in the US expanded to engulf all major developed and most emerging markets. Weak economic growth and uncertainty associated with possible military action in Iraq and terrorist activity in the Middle East unsettled investors early in the 12-month period that began on October 1, 2001. Although most economists believed that Europe would avoid recession and that Japan's economy would stabilize or move ahead, industrial output fell in key markets such as Germany and the United Kingdom and unemployment rates edged higher. Optimism was short lived. As the US recovery lost steam, the rest of the world's economies followed and the environment for stocks turned unfriendly once again.

     In the report that follows, portfolio managers Charles Roberts and Deborah Snee provide more detailed discussion on the factors that affected international stock markets and the strategies they employed in managing the fund. This is the last such report that you will receive because on October 18, shareholders of Stein Roe International Fund approved a merger of the fund with Columbia International Stock Fund. As a shareholder of Columbia International Stock Fund, you will receive your next report under the fund's new name.

     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

Performance Summary

Average annual total return (%)
Period Ended September 30, 2002

                                               1-year     5-year     Life+
------------------------------------------------------------------------------
Stein Roe International Fund                   -15.28     -10.12     -3.59
------------------------------------------------------------------------------
MSCI EAFE Index                                -15.53      -5.65     -0.35
------------------------------------------------------------------------------

+ Fund began operation on 3/1/94. MSCI EAFE Index performance is from 2/28/94.

INVESTMENT COMPARISONS

Value of a $10,000 Investment from March 1, 1994 to September 30, 2002



                     Stein Roe                             MSCI
             International Fund                       EAFE Index

3/1/94                  $10,000                          $10,000
                          9,760                            9,569
                         10,030                            9,975
                         10,141                            9,918
                          9,991                           10,058
                         10,360                           10,154
                         10,730                           10,395
                         10,610                           10,068
                         10,700                           10,403
                         10,051                            9,902
                         10,097                            9,965
                          9,371                            9,582
                          9,289                            9,554
                          9,535                           10,151
                          9,862                           10,532
                          9,913                           10,407
                          9,994                           10,225
                         10,628                           10,862
                         10,291                           10,448
                         10,475                           10,652
                         10,159                           10,365
                         10,128                           10,653
                         10,490                           11,083
                         10,635                           11,128
                         10,655                           11,166
                         10,914                           11,403
                         11,503                           11,734
                         11,472                           11,518
                         11,575                           11,583
                         11,068                           11,245
                         11,223                           11,270
                         11,337                           11,569
                         11,099                           11,451
                         11,513                           11,907
                         11,364                           11,753
                         11,438                           11,342
                         11,555                           11,528
                         11,586                           11,570
                         11,522                           11,631
                         12,336                           12,388
                         12,926                           13,071
                         12,926                           13,282
                         12,018                           12,290
                         12,450                           12,978
                         11,510                           11,980
                         11,130                           11,858
                         10,964                           11,961
                         11,337                           12,508
                         11,948                           13,311
                         12,674                           13,721
                         12,912                           13,829
                         12,810                           13,762
                         12,471                           13,866
                         12,867                           14,006
                         10,806                           12,271
                         10,376                           11,894
                         11,214                           13,134
                         11,803                           13,806
                         12,224                           14,350
                         12,350                           14,307
                         11,881                           13,966
                         12,316                           14,549
                         13,047                           15,138
                         12,498                           14,358
                         13,253                           14,918
                         13,607                           15,361
                         13,881                           15,418
                         13,801                           15,574
                         14,167                           16,158
                         14,944                           16,719
                         16,343                           18,220
                         15,256                           17,063
                         15,618                           17,522
                         15,104                           18,202
                         13,937                           17,245
                         13,107                           16,824
                         13,212                           17,482
                         12,896                           16,749
                         13,037                           16,895
                         12,616                           16,072
                         11,974                           15,693
                         11,600                           15,104
                         11,880                           15,640
                         11,409                           15,633
                         10,539                           14,460
                          9,704                           13,496
                         10,175                           14,434
                          9,834                           13,924
                          9,634                           13,355
                          9,329                           13,112
                          9,235                           12,780
                          8,623                           11,485
                          8,647                           11,779
                          8,752                           12,214
                          8,811                           12,286
                          8,340                           11,634
                          8,458                           11,715
                          8,657                           12,405
                          8,786                           12,430
                          8,739                           12,588
                          8,597                           12,087
                          7,798                           10,894
                          7,821                           10,869
9/30/02                   7,305                            9,701


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on March 1, 1994, and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index is an unmanaged group of securities that differs from the composition of any Stein Roe Fund; it is not available for direct investment. Foreign investing involves market, political, currency exchange rate and accounting risks not associated with domestic securities.

Portfolio Managers' Report

   Fund
Commentary


Commentary from Charles Roberts
and Deborah Snee,
Portfolio Managers of
Stein Roe International Fund

     For the 12-month period that ended September 30, 2002, Stein Roe International Fund returned negative 15.28%. The fund's performance was in line with its benchmark, the MSCI EAFE Index, which returned negative 15.53% for the same period. Weak stock market performance around the world accounted for the fund's negative performance.


--------------------------------------------------------------------------------
[text inset]:

Investment Objective and Strategy:

Stein Roe International Fund seeks long-term growth by investing at least 65% of its net assets in foreign companies of any size, but generally focuses on large capitalization companies. It seeks broad diversification both in terms of countries of issuers.

Fund Inception:
March 1, 1994

Net Assets:
$15.4 million
--------------------------------------------------------------------------------

A challenging period
for world stock markets

     The world's stock markets followed the US market down over the past 12 months with the biggest losses coming from telecommunications and financial services sectors. The corporate accounting scandals that plagued the US, though less keenly felt in Europe, contributed to an environment in which investors experienced a widespread loss of confidence. The quarter that ended September 30 was one of the worst in recent memory, with the fund's benchmark index declining sharply.

Contributors to performance

     The fund's performance during the first half of the fiscal year was adversely affected by its holdings of European insurance stocks. We had been drawn to this sector because annuities and other insurance products appeared poised to benefit from pension reform taking place throughout the continent. However, we underestimated the impact of the weak equity and corporate bond markets on insurance company balance sheets. The sector was also hurt by the demise of WorldCom (not held in the fund) and other telecommunications companies, because bonds of these companies were widely held in insurance portfolios. The fund sold its positions in major European insurers during the period.


--------------------------------------------------------------------------------
[text inset]:

Top 10 Equity Holdings
(% of net assets)
-----------------

Nestle SA                    3.2
Autostrade S.p.A.            3.1
Diageo PLC                   3.0
Kao Corp.                    3.0
Canon, Inc.                  2.5
Smith & Nephew PLC           2.5
Italgas S.p.A.               2.5
Commonwealth Bank
  of Australia               2.4
Bank of Ireland              2.3
GlaxoSmithKline              2.2

--------------------------------------------------------------------------------


     In a declining market, there were only a handful of positions that made positive contributions to performance. They included consumer staples such as Nestle, L'Oreal and Heineken (3.2%, 2.1% and 2.1% of net assets, respectively)--companies that have gained investor admiration for their cost cutting, focus on core businesses and stability of earnings. Autostrade (3.1% of net assets), which owns a long-term concession to operate toll roads in Italy, has been another important fund holding. It held up well in a difficult market environment because the company's revenue stream is independent of the overall economic cycle. The fund also benefited on a relative basis from its underweighted position in financial services during the fourth quarter.


--------------------------------------------------------------------------------
[text inset]:

Equity Portfolio Highlights

                                    MSCI EAFE
                        Portfolio     Index

Number of Holdings          63         1,013

Dollar Weighted
     Median Market
     Capitalization ($mil) 13,084     18,203

--------------------------------------------------------------------------------


Committed to owning global leaders

     The fund remained committed to its strategy of owning superior global companies, wherever they may be located. For example, Canon (2.5% of net assets) has established itself as a true global competitor despite its home base in Japan, where the stock market has languished for more than a decade. During the period, the fund increased its commitment to emerging markets. Wal-Mart de Mexico (0.8% of net assets), Mexico's leading retailer, was one such addition to the fund. The fund purchased shares of Spain-based Banco Popular Espanol (2.2% of net assets), which has achieved high returns on equity by focusing on domestic opportunities in retail banking and financial services. Consistent with our preference for domestically-inclined financial institutions, Banco Popular Espanol maintains no exposure to Latin America or other high-risk lending sectors.


--------------------------------------------------------------------------------
[text inset]:

Country allocation
as of 9/30/02
(% of total investments)

                    Portfolio

United Kingdom        26.7
Japan                 20.0
France                 7.2
Switzerland            6.7
Ireland                5.6
Italy                  5.6
Germany                4.6
United States          4.2
Australia              4.1
Spain                  3.8
Netherlands            3.5
Hong Kong              3.2
Israel                 1.4
South Korea            1.0
Singapore              0.9
Mexico                 0.8
Finland                0.7
Belgium                0.0

--------------------------------------------------------------------------------

Outlook
     We continue to expect that the performance of European markets will be influenced by what happens on Wall Street. Although we anticipate that the current environment of caution and retrenchment to continue, we also expect the quality of corporate earnings to improve in 2003 and beyond. We believe that interest rates, although already at low levels, could move even lower. Meanwhile, we are encouraged that the Japanese government appears willing to address the chronic problems of the country's banking system. The effects of any forthcoming reforms are likely to make the Japanese market especially volatile in the near term but are essential to end Japan's bear market, which has persisted for 12 years.


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of September 30, 2002, and are subject to change. The MSCI EAFE Index is an unmanaged group of international securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The MSCI EAFE Index has holdings in countries in which the fund does not invest.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Portfolio Asset Allocation as of 9/30/02
(% of net assets)
-----------------


[pie chart data]:

Common stock                        95.9
Cash equivalents & other            4.1


Economic Sector Breakdown as of 9/30/02

       Equity Portfolio
     (% of net assets)
----------------------


[bar chart data]:

Consumer staples                    27.5
Health care                         18.4
Financials                          14.1
Industrials                         10.0
Utilities                            7.8

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

Investment Portfolio


Investment Portfolio
September 30, 2002


Common Stocks - 95.9%                                 Shares         Value

CONSUMER DISCRETIONARY - 4.4%
   Automobiles & Components - 1.0%
   Automobile Manufacturers - 1.0%
   Toyota Motor Corp.  .....................          5,900     $  151,698
                                                             -------------

   Hotels, Restaurants & Leisure - 0.5%
   Restaurants - 0.5%
   Compass Group PLC........................         18,439         76,720
                                                             -------------

   Retailing - 2.9%
   Apparel Retail - 1.1%
   Next PLC.................................         12,131        176,946
                                                             -------------

   Department Stores - 1.0%
   Marks & Spencer Group PLC................         29,925        150,823
                                                             -------------

   General Merchandise Stores - 0.8%
   Wal-Mart de Mexico SA, Series V..........         51,000        123,526
                                                             -------------

CONSUMER STAPLES - 27.5%
   Food & Drug Retailing - 3.9%
   Food Retail - 3.9%
   Carrefour SA.............................          3,366        135,013
   Seven-Eleven Japan Co., Ltd..............          9,000        304,596
   Tesco PLC................................         50,514        163,185
                                                             -------------
                                                                   602,794
                                                             -------------
   Food, Beverages & Tobacco - 14.5%
   Brewers - 3.8%
   Foster's Group Ltd.......................        106,658        267,014
   Heineken N.V.............................          8,053        315,931
                                                             -------------
                                                                   582,945
                                                             -------------
   Distillers & Vintners - 3.0%
   Diageo PLC...............................         37,847        468,852
                                                             -------------

   Packaged Foods - 6.4%
   Cadbury Schweppes PLC....................         23,435        156,380
   Nestle SA................................          2,232        486,927
   Unilever PLC.............................         37,103        336,134
                                                             -------------
                                                                   979,441
                                                             -------------
   Soft Drinks - 1.3%
   Ito En Ltd...............................          5,400        192,516
                                                             -------------



See notes to investment portfolio.

                                                      Shares         Value
   Household & Personal Products - 9.1%
   Household Products - 5.0%
   Kao Corp.................................         21,000     $  463,178
   Reckitt Benckiser PLC....................         16,311        307,319
                                                             -------------
                                                                   770,497
                                                             -------------
   Personal Products - 4.1%
   Beiersdorf AG............................          2,200        215,132
   L'Oreal SA...............................          4,506        324,974
   Pacific Corp.............................            910         87,823
                                                             -------------
                                                                   627,929
                                                             -------------

ENERGY - 1.6%
   Integrated Oil & Gas - 1.6%
   BP PLC...................................         37,923        253,057
                                                             -------------

FINANCIALS - 14.1%
   Banks - 9.2%
   Anglo Irish Bank Corp. PLC...............         30,300        181,705
   Banco Popular Espanol SA.................          8,648        333,037
   Commonwealth Bank of Australia...........         22,700        371,543
   DBS Group Holdings Ltd...................         22,000        138,626
   Royal Bank of Scotland Group PLC.........         12,346        232,614
   Standard Chartered PLC...................         15,591        160,340
                                                             -------------
                                                                 1,417,865
                                                             -------------
   Diversified Financials - 4.9%
   Diversified Financial Services - 4.4%
   Bank of Ireland..........................         35,907        352,615
   Fortis Bank Nederland N.V. (a)(b)........          2,600             10
   Irish Life & Permanent PLC...............         28,600        323,524
                                                             -------------
                                                                   676,149
                                                             -------------
   Multi-Sector Holdings - 0.5%
   Hutchison Whampoa Ltd....................         12,350         71,412
                                                             -------------

HEALTH CARE - 18.4%
   Health Care Equipment & Services - 3.2%
   Health Care Supplies - 3.2%
   Hoya Corp................................          1,800        111,636
   Smith & Nephew PLC.......................         62,961        379,604
                                                             -------------
                                                                   491,240
                                                             -------------
   Pharmaceuticals & Biotechnology - 15.2%
   Pharmaceuticals - 15.2%
   Altana AG................................          5,500        199,200
   AstraZeneca PLC..........................          6,786        205,423
   Aventis SA...............................          2,279        119,332
   GlaxoSmithKline PLC......................         17,786        343,487
   Novartis AG..............................          6,190        244,287
   Roche Holding AG.........................          2,596        175,265
   Sanofi-Synthelabo SA.....................          3,760        211,923



See notes to investment portfolio.

                                                      Shares         Value
   Pharmaceuticals - continued
   Schering AG..............................          6,200      $ 297,077
   Takeda Chemical Industries Ltd...........          8,000        322,668
   Teva Pharmaceutical Industries Ltd., ADR.          3,300        221,100
                                                             -------------
                                                                 2,339,762
                                                             -------------

INDUSTRIALS - 10.0%
   Capital Goods - 0.6%
   Electrical Components & Equipment - 0.6%
   Johnson Electric Holdings Ltd.  .........         90,500         90,505
                                                             -------------

   Commercial Services & Supplies - 3.0%
   Diversified Commercial Services - 1.8%
   Secom Co., Ltd...........................          7,000        280,034
                                                             -------------


   Employment Services - 1.2%
   Capita Group PLC.........................         57,699        179,375
                                                             -------------

   Transportation - 6.4%
   Air Freight & Couriers - 1.5%
   TPG N.V..................................         13,601        227,893
                                                             -------------

   Airport Services - 1.8%
   BAA PLC..................................         33,580        278,910
                                                             -------------

   Highways & Railtracks - 3.1%
   Autostrade S.p.A.........................         61,595        476,477
                                                             -------------

INFORMATION TECHNOLOGY - 6.6%
   Technology Hardware & Equipment - 6.6%
   Electronic Equipment & Instruments - 1.6%
   Keyence Corp.............................            700        117,534
   Murata Manufacturing Co., Ltd............          2,500        127,326
                                                             -------------
                                                                   244,860
                                                             -------------
   Office Electronics - 2.5%
   Canon, Inc...............................         12,000        392,327
                                                             -------------

   Semiconductors - 1.8%
   Rohm Co., Ltd............................          1,700        199,556
   Samsung Electronics Co., Ltd., GDR.......            600         71,100
                                                             -------------
                                                                   270,656
                                                             -------------
   Telecommunications Equipment - 0.7%
   Nokia Oyj................................          7,800        103,646
                                                             -------------



See notes to investment portfolio.

                                                      Shares         Value
MATERIALS - 2.9%
   Chemicals - 2.9%
   Diversified Chemicals - 0.8%
   Givaudan SA..............................            272     $  121,626
                                                             -------------

   Industrial Gases - 2.1%
   L'Air Liquide SA.........................          2,621        323,615
                                                             -------------

TELECOMMUNICATION SERVICES - 2.6%
   Wireless Telecommunication Services - 2.6%
   NTT DoCoMo, Inc..........................             96        164,028
   Vodafone Group PLC.......................        188,355        241,025
                                                             -------------
                                                                   405,053
                                                             -------------

UTILITIES - 7.8%
   Gas Utilities - 7.8%
   Enagas (a)...............................         45,348        255,369
   Hong Kong and China Gas Co., Ltd.........        241,120        324,603
   Italgas S.p.A............................         38,000        378,424
   Osaka Gas Co., Ltd.......................        100,000        243,972
                                                             -------------
                                                                 1,202,368
                                                             -------------

TOTAL COMMON STOCKS
     (cost of $16,036,257)..................                    14,751,517
                                                             -------------

SHORT-TERM OBLIGATION - 4.1%                            Par
   Repurchase agreement with SBC Warburg Ltd.,
     dated 09/30/02, due 10/01/02 at 1.880%,
     collateralized by U.S. Government Agencies and
     Obligations with various maturities to 08/15/27,
     maturity value of $657,249 (repurchase
     proceeds $639,033)
     (cost of $639,000)                            $ 639,000       639,000
                                                             -------------

TOTAL INVESTMENTS - 100.0%
     (cost of $16,675,257) (c)                                  15,390,517
                                                             -------------

Other Assets & Liabilities, Net - (0.0)%                            (6,202)
                                                             -------------

Net Assets - 100.0%                                            $15,384,315
                                                             =============




See notes to investment portfolio.

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c) Cost for federal income tax purposes is $16,694,322.

(Unaudited)
Summary of Securities
by Countries              Value     % of Total Investments
---------------       -------------  --------------------
United Kingdom        $ 4,110,194               26.7%
Japan                   3,071,069               20.0
France                  1,114,857                7.2
Switzerland             1,028,105                6.7
Ireland                   857,844                5.6
Italy                     854,901                5.6
Germany                   711,409                4.6
United States             639,000                4.2
Australia                 638,557                4.1
Spain                     588,406                3.8
Netherlands               543,824                3.5
Hong Kong                 486,520                3.2
Israel                    221,100                1.4
South Korea               158,923                1.0
Singapore                 138,626                0.9
Mexico                    123,526                0.8
Finland                   103,646                0.7
Belgium                        10                0.0
                    -------------             ------
                     $ 15,390,517              100.0%
                    =============             ======


          Acronym               Name
       ------------        --------------
            ADR      American Depositary Receipt
            GDR       Global Depositary Receipt



See notes to financial statements.

Financial Statements


Statement of Assets and Liabilities
September 30, 2002

Assets:
Investments, at cost......................................    $ 16,675,257
                                                             -------------
Investments, at value.....................................    $ 15,390,517
Cash......................................................             366
Foreign currency (cost of $1,291).........................           1,298
Receivable for:
   Fund shares sold.......................................             138
   Interest...............................................              33
   Dividends..............................................          51,436
Deferred Trustees' compensation plan......................             822
Other assets..............................................          38,104
                                                             -------------
     Total Assets.........................................      15,482,714
                                                             -------------

Liabilities:
Payable for:
   Fund shares repurchased................................           5,377
   Management fee.........................................          12,136
   Administration fee.....................................           2,156
   Transfer agent fee.....................................           9,446
   Pricing and bookkeeping fees...........................             807
   Trustees' fee..........................................             915
   Audit fee..............................................          30,323
   Custody fee............................................          10,746
Deferred Trustees' fee....................................             822
Other liabilities.........................................          25,671
                                                             -------------
     Total Liabilities....................................          98,399
                                                             -------------
Net Assets................................................   $  15,384,315
                                                             =============

Composition of Net Assets:
Paid-in capital...........................................   $  29,626,793
Accumulated net investment loss...........................         (14,465)
Accumulated net realized loss.............................     (12,943,504)
Net unrealized appreciation (depreciation) on:
   Investments............................................      (1,284,740)
   Foreign currency translations..........................             231
                                                             -------------
Net Assets................................................   $  15,384,315
                                                             =============
Shares outstanding........................................       2,476,817
                                                             -------------
Net asset value per share.................................   $        6.21
                                                             =============




See notes to financial statements.

Statement of Operations

For the Year Ended September 30, 2002


Investment Income:
Dividends.................................................      $  380,011
Interest..................................................          16,838
                                                              ------------
   Total Investment Income (a) (net of foreign taxes
     withheld of $66,576).................................         396,849
                                                              ------------

Expenses:
Management fee............................................           6,658
Expenses allocated from Portfolio (a).....................         308,842
Administration fee........................................          43,413
Pricing and bookkeeping fees..............................           4,866
Transfer agent fee........................................          64,062
Trustees' fee.............................................           5,143
Registration fee..........................................          32,220
Other expenses............................................          40,633
                                                              ------------
   Total Expenses.........................................         505,837
                                                              ------------
Net Investment Loss.......................................        (108,988)
                                                              ------------

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency:
Net realized loss on:
   Investments............................................      (5,791,340)
   Foreign currency transactions..........................         (17,363)
                                                              ------------
     Net realized loss (a)................................      (5,808,703)
                                                              ------------
Net change in unrealized appreciation/depreciation on:
   Investments............................................       3,281,266
   Foreign currency translations..........................             231
                                                              ------------
     Net change in unrealized appreciation/depreciation (a)      3,281,497
                                                              ------------
Net Loss..................................................      (2,527,206)
                                                              ------------
Net Decrease in Net Assets from Operations................    $ (2,636,194)
                                                              ------------



(a)See Note 1.





See notes to financial statements.

Statement of Changes in Net Assets

                                               YEAR ENDED      YEAR ENDED
                                              SEPTEMBER 30,   SEPTEMBER 30,
Increase (Decrease) in Net Assets:                2002            2001
                                            --------------  --------------
Operations:
Net investment loss........................    $  (108,988)    $  (102,616)
Net realized loss on investments and
   foreign currency transactions...........     (5,808,703)     (6,061,318)
Net change in unrealized appreciation/
   depreciation on investments and
   foreign currency translations...........      3,281,497     (17,008,428)
                                            --------------  --------------
Net Decrease from Operations...............     (2,636,194)    (23,172,362)
                                            --------------  --------------
Distributions Declared to Shareholders:
From net investment income.................             --        (478,139)
In excess of net investment income.........             --         (70,247)
                                            --------------  --------------
Total Distributions Declared to Shareholders            --        (548,386)
                                            --------------  --------------
Share Transactions:
Subscriptions..............................     11,942,033     234,149,483
Distributions reinvested...................             --         339,319
Redemptions................................    (36,211,646)   (270,742,615)
                                            --------------  --------------
Net Decrease from Share Transactions.......    (24,269,613)    (36,253,813)
                                            --------------  --------------
Total Decrease in Net Assets...............    (26,905,807)    (59,974,561)
Net Assets:
Beginning of period........................     42,290,122     102,264,683
                                            --------------  --------------
End of period (including accumulated net investment
   loss of $(14,465) and overdistributed net
   investment income of $(223,878),
   respectively)...........................  $  15,384,315   $  42,290,122
                                            ==============  ==============
Changes in Shares:
Subscriptions..............................      1,634,735      25,249,349
Issued for distributions reinvested........             --          34,227
Redemptions................................     (4,927,246)    (28,985,481)
                                            --------------  --------------
Net Decrease in Shares.....................     (3,292,511)     (3,701,905)
                                            --------------  --------------




See notes to financial statements.

Notes to Financial Statements

Notes to Financial Statements
September 30, 2002




Note 1. Accounting Policies

Organization:

     Stein Roe International Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares.
     Through September 12, 2002, the Fund invested substantially all of its assets in the SR&F International Portfolio (the "Portfolio") as part of a master fund/feeder structure. As of the close of business on September 12, 2002, the Portfolio distributed all of its net assets to the Fund in exchange for the Fund's interest in the Portfolio in a complete liquidation of the Portfolio. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to each investor on a daily basis based on methods approved by the Internal Revenue Service.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

     Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
     Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal Income Taxes:

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to Shareholders:

     Distributions to shareholders are recorded on the ex-date.

Foreign Currency Transactions:

     Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.
     The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward Currency Contracts:

     The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S.

dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

     Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
     The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Federal Tax Information

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     For the year ended September 30, 2002, permanent items identified and reclassified among the components of net assets are as follows:

               Accumulated         Accumulated
             Net Investment       Net Realized           Paid-In
                  Loss                Loss               Capital

                $318,401             $16,963           $(335,364)

     Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.
     As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                   Unrealized
                                  Depreciation*

                                  $(1,303,574)

     * The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                   Year of           Capital Loss
                 Expiration          Carryforward

                    2009              $  194,260
                    2010               7,197,424
                                      ----------
                                      $7,391,684
                                      ==========

     Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2002, for federal income tax purposes, post-October losses of $5,532,755 and $13,612 attributable to security transactions and foreign currency losses, respectively, were deferred to October 1, 2002.

Note 3. Portfolio Information

Management Fee:

     Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets. Prior to September 13, 2002, the management fee was paid by the Portfolio at the same rate. The management fee allocated to the Fund as shown on the Statement of Operations was approximately $240,000.

Administration Fee:

     Stein Roe & Farnham Incorporated ("Stein Roe") provides accounting and other services for a monthly equal to 0.15% annually of the Fund's average daily net assets.

Pricing and Bookkeeping Fees:

     Stein Roe is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Stein Roe has delegated those functions to State Street Bank and Trust Company (Street"). Stein Roe pays fees to State Street under the Outsourcing Agreement.
     Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.
     Prior to September 13, 2002 the Advisor received from the Fund an annual flat fee of $5,000.

Transfer agent fee:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Other:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor, Administrator or their affiliates.

     The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Portfolio Information

Investment Activity:

     For the year ended September 30, 2002, purchases and sales of investments, other than short-term obligations, were $7,993,144 and $31,462,705 respectively.
     Unrealized appreciation (depreciation) at September 30, 2002, based on cost of investments for federal income tax purposes, was:

  Gross unrealized appreciation: $ 1,207,472
  Gross unrealized depreciation:  (2,511,277)
                                 -----------
    Net unrealized depreciation: $(1,303,805)
                                 ===========

Other:

     There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.
     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 5. Line of Credit

     Prior to the master/feeder collapse described in Note 1, the Trust and SR&F Base Trust (collectively, the "Trusts") participated in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitled the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit were $200 million. Borrowings could be made to temporarily finance the repurchase of Fund shares. Interest was charged to each Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment was paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participated, there was no assurance that an individual fund would have access to the entire line of credit at any particular time. During the year ended September 30, 2002, the Fund had no borrowings under the agreement. The Fund expects to be covered under an amended line of credit agreement effective November 15, 2002 with substantially the same terms as above.

Note 6. Subsequent Event

     The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into Columbia International Stock Fund (the `'Acquiring Fund"), subject to shareholder approval and the satisfaction of certain other conditions. Upon shareholder approval of the proposal, all of the assets and liabilities of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares.
     At a special meeting of shareholders held on October 18, 2002, the shareholders of the Fund approved the reorganization. The reorganization took place on November 1, 2002.

                       This page intentionally left blank

Financial Highlights




Stein Roe International Fund
Selected data for a share outstanding throughout each period is as follows:


                                                                               YEARS ENDED SEPTEMBER 30,
                                                          ---------------------------------------------------------------
                                                                2002         2001         2000         1999          1998
                                                          ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period....................  $     7.33    $   10.80    $   12.07   $     9.16     $   11.79
                                                          ----------   ----------   ----------   ----------    ----------
Income From Investment Operations:
Net investment income (loss) (a)(b).....................       (0.03)       (0.01)        0.07         0.14          0.07
Net realized and unrealized gain (loss) on investments
   and foreign currency.................................       (1.09)       (3.39)       (1.07)        2.87        (2.01)
                                                          ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations.....................       (1.12)       (3.40)       (1.00)        3.01         (1.94)
                                                          ----------   ----------   ----------   ----------    ----------
Less Distributions Declared to Shareholders:
From net investment income..............................          --        (0.06)       (0.11)       (0.10)        (0.11)
In excess of net investment income......................          --        (0.01)          --           --            --
From net realized gains.................................          --           --        (0.16)          --         (0.58)
                                                          ----------   ----------   ----------   ----------    ----------
   Total Distributions Declared to Shareholders.........          --        (0.07)       (0.27)       (0.10)        (0.69)
                                                          ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period..........................  $     6.21   $     7.33    $   10.80    $   12.07    $     9.16
                                                          ==========   ==========   ==========   ==========    ==========
Total return (c)........................................      (15.28)%     (31.66)%      (8.58)%      33.02%       (16.67)%
                                                          ==========   ==========   ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses (b)............................................        1.75%        1.64%        1.48%        1.57%(d)      1.53%
Net investment income (loss) (b)........................       (0.38)%      (0.16)%       0.56%        1.16%(d)      0.62%
Portfolio turnover rate.................................          29%          45%(e)      118%(e)       44%(e)        32%(e)
Net assets, end of period (000's).......................   $  15,384    $  42,290     $102,264     $114,926      $114,244

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of SR&F International
     Portfolio prior to the termination of their master/feeder fund structure on September 12, 2002.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(e)  Portfolio turnover disclosed is for SR&F International Portfolio.



24-25 [SPREAD]

Report of Independent Accountants

Report of Independent Accountants

     To the Trustees of Liberty-Stein Roe Funds Investment Trust and Shareholders of Stein Roe International Fund

     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe International Fund (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and its financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provided a reasonable basis for our opinion. The financial highlights of the Fund for the period ended September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

     As discussed in Note 6, effective November 1, 2002, the Fund merged into Columbia International Stock Fund.


     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     November 13, 2002

Unaudited Information


Unaudited Information

Results of Special Meeting of Shareholders

     On October 18, 2002, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the following Item listed on the Proxy Statement for said Meeting. On August 2, 2002, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $17,335,147. The votes cast were as follows:

                                                  % of NAV
  Proposal 1. The acquisition                      to Total     % of NAV
  of the Fund by the Columbia                     Outstanding   to Total
  International Stock Fund              NAV          NAV        NAV Voted
  ------------------------------   ------------  ------------ ------------
  For                               $6,385,439      36.84%       95.80%
  Against                              158,527       0.91         2.38
  Abstain                              121,141       0.70         1.82

Trustees

Trustees
     The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of The Stein Roe Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Stein Roe funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.



                                         Year first                                                   Number of
                                         elected or                                               portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                      complex overseen    directorships
Name, address and age      Liberty Funds  to office   during past five years                          by trustee           held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      1996     President of UAL Loyalty Services and Executive        103         None
c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      1996     Executive Vice President-Corporate Development         103         None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      2000     Private Investor since 1987 (formerly                  105         None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation [building products
Boston, MA 02111                                     manufacturer])

Salvatore Macera (age 71)      Trustee      2000     Private Investor since 1981 (formerly Executive        103         None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 60)     Trustee      1981     Professor of Economics, University of Washington,      118*        None
c/o Liberty Funds Group LLC                          since January 1976; Ford and Louisa Van Voorhis
One Financial Center                                 Professor of Political Economy, University of
Boston, MA 02111                                     Washington, since September 1993; Director,
                                                     Institute for Economic Research, University of
                                                     Washington, since September 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September 1980, Associate Editor, Journal
                                                     of Money Credit and Banking, since September
                                                     1993; Trustee, Columbia Funds since July 2002;
                                                     consultant on economic and statistical matters.


28-29 [SPREAD]

                                         Year first                                                 Number of
                                         elected or                                              portfolios in fund        Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                        by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)

John J. Neuhauser (age 59)     Trustee      2000     Academic Vice President and Dean of Faculties    105           Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                  and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                        (e-learning)

Thomas E. Stitzel (age 66)     Trustee      2000     Business Consultant since 1999 (formerly         103              None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      1996     Managing Director, William Blair Capital Partners 103       Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly          (business products and
One Financial Center                                 Chief Executive Officer and Chairman of the                services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank                          International
                                                     Corporation)                                                 (network support
                                                                                                             equipment distributor),
                                                                                                                Jones Lang LaSalle
                                                                                                             (real estate management
                                                                                                            services) and MONY Group
                                                                                                                (life insurance)

Anne-Lee Verville (age 57)     Trustee      2000     Author and speaker on educational systems needs  103  Chairman of the Board of
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education       Directors, Enesco Group, Inc.
One Financial Center                                 Industry from 1994 to 1997, and President,           (designer, importer and
Boston, MA 02111                                     Applications Solutions Division from 1991 to        distributor of giftware and
                                                     1994, IBM Corporation [global education and                collectibles)
                                                     global applications])


INTERESTED TRUSTEES

William E. Mayer** (age 62)    Trustee      2000     Managing Partner, Park Avenue Equity Partners   105  Lee Enterprises (print and
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999          online media), WR Hambrecht
One Financial Center                                 (formerly Founding Partner, Development Capital      + Co. (financial service
Boston, MA 02111 LLC                                 from November 1996 to February 1999;                 provider), First Health
                                                     Dean and Professor, College of Business and           (health care) and Systech
                                                     Management, University of Maryland from              Retail Systems (retail
                                                     October 1992 to November 1996)                    industry technology provider)




30-31 [SPREAD]




                                         Year first                                                 Number of
                                         elected or                                              portfolios in fund        Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                        by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES (CONTINUED)

Joseph R. Palombo** (age 49)   Trustee      2000     Chief Operating Officer of Columbia             103            None
One Financial Center             and                 Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of the
                                                     advisor since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates,
                                                     Inc. since April 1999; Executive Vice President
                                                     and Chief Administrative Officer of Liberty Funds
                                                     Group LLC (LFG) since April 1999; Director of the
                                                     advisor since September 2000; Trustee and Chairman
                                                     of the Board of Stein Roe Mutual Funds since
                                                     October 2000; Manager of Stein Roe Floating Rate
                                                     Limited Liability Company since October 2000
                                                     (formerly Vice President of Liberty Funds from
                                                     April 1999 to August 2000; Chief Operating Officer
                                                     and Chief Compliance Officer, Putnam Mutual
                                                     Funds from December 1993 to March 1999)

*    In addition to serving as a disinterested trustee of The Liberty Funds, Mr.
     Nelson serves as a disinterested director of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.
**   Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht
     + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.




32-33 [SPREAD]


 OFFICERS AND TRANSFER AGENT

 OFFICERS AND TRANSFER AGENT



                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)    President      2001      President of Liberty Funds since November 2001; President, Chief Investment
Columbia Management                                 Officer and Chief Executive Officer of Columbia Management Group since 2001;
Group, Inc. 590 Madison                             President, Chief Executive Officer and Chief Investment Officer of Fleet
Avenue, 36th Floor                                  Investment Advisors Inc. since 2000 (formerly Managing Director and Head of
Mail Stop NY EH 30636A                              U.S. Equity, J.P. Morgan Investment Management from November 1996 to August
New York, NY 10022                                  2000) President of the Galaxy Funds since September 2002

Vicki L. Benjamin (age 41)   Chief        2001      Controller of the Liberty Funds and Liberty All-Star Funds since May 2002; Chief
One Financial Center      Accounting                Accounting Officer of the Liberty Funds and Liberty All-Star Funds since June
Boston, MA 02111          Officer and               2001; Controller and Chief Accounting Officer of Galaxy Funds since September
                          Controller                2002; Vice President of LFG since April 2001 (formerly Vice President,
                                                    Corporate Audit, State Street Bank and Trust Company from May 1998 to April
                                                    2001; Audit Manager from July 1994 to June 1997; Senior Audit Manager from July
                                                    1997 to May 1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)  Treasurer  2000      Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
                                                    (formerly One Financial Center Controller of the Liberty Funds and Liberty
                                                    All-Star Funds from February 1998 to October Boston, MA 02111 2000); Treasurer
                                                    of Stein Roe Funds since February 2001 (formerly Controller from May 2000 to
                                                    February 2001); Treasurer of Galaxy Funds since September 2002; Senior Vice
                                                    President of LFG since January 2001 (formerly Vice President from April 2000 to
                                                    January 2001; Vice President of Colonial Management Associates, Inc. from
                                                    February 1998 to October 2000; Senior Tax Manager; Coopers & Lybrand, LLP from
                                                    April 1996 to January 1998)

Jean S. Loewenberg (age 57)  Secretary    2002      Secretary of Liberty Funds and Liberty All-Star Funds since February 2002;
One Financial Center                                Senior Vice President and Group Senior Counsel, Fleet National Bank since
Boston, MA 02111                                    November 1996 and Assistant General Counsel since September 2002, Fleet
                                                    National Bank; Assistant Secretary of Galaxy Funds since September 2002




IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe International Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you. Annual Report:
Stein Roe International Fund




34-35 [SPREAD]

                       This page intentionally left blank

                       This page intentionally left blank

[logo]:
STEIN ROE
MUTUAL FUNDS


One Financial Center
Boston, MA 02111-2621
800-338-2550


S12-02/155L-0902 (11/02)
02/2447